                                                                                                       EXHIBIT 10.2

                                              ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of October 9, 2007 between  Residential  Funding  Company,
LLC, a Delaware  limited  liability  company  ("RFC") and  Residential  Asset Mortgage  Products,  Inc., a Delaware
corporation (the "Company").

                                                     Recitals

         A.       RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

         B.       The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter  defined)
originated  pursuant to the Seller  Contracts  other than the  Arrearages  (as defined in the Pooling and Servicing
Agreement) with respect thereto.

         C.       The Company,  RFC, as master  servicer,  and LaSalle Bank National  Association,  as trustee (the
"Trustee"),  are entering  into a Pooling and Servicing  Agreement  dated as of September 1, 2007 (the "Pooling and
Servicing  Agreement"),  pursuant  to  which  the  Trust  proposes  to  issue  Mortgage  Asset-Backed  Pass-Through
Certificates,  RAAC Series 2007-SP3 (the  "Certificates")  consisting of classes of senior certificates  designated as Class A-1 and Class A-2 (collectively,  the "Senior  Certificates") and subordinate  certificates  designated as
Class M-1, Class M-2, Class M-3 and Class M-4 Certificates  (collectively,  the "Class M Certificates"),  Class R-I
Certificates,  Class R-II Certificates and Class SB Certificates  representing  beneficial ownership interests in a trust fund  consisting  primarily of a pool of mortgage loans  identified in Exhibit G to the Pooling and Servicing
Agreement (the "Mortgage Loans").

         D.       In  connection  with the  purchase of the  Mortgage  Loans,  the Company will assign to or at the direction of RFC the Class R-I, Class R-II and Class SB Certificates (collectively, the "Retained Certificates").

         E.       In connection with the purchase of the Mortgage Loans and the issuance of the  Certificates,  RFC wishes to make certain  representations  and  warranties  to the Company and to assign  certain of its rights under the Seller  Contracts to the  Company,  and the Company  wishes to assume  certain of RFC's  obligations  under the
Seller Contracts.

         F.       The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

1.       All  capitalized  terms used but not  defined  herein  shall  have the  meanings  assigned  thereto in the
Pooling and Servicing Agreement.

2.       Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without recourse all of its right,  title and interest in and to the Mortgage Loans,  including all interest and principal  received on or with respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and interest due on the Mortgage  Loans in September  2007).  In  consideration  of such  assignment,  RFC will receive from the
Company,  in  immediately  available  funds,  an amount equal to  $241,164,439  and the Retained  Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each Mortgage Loan endorsed the related  Mortgage  Note (other than any Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment  of  mortgage  in  recordable  form to the  Trustee  or its agent.  A  Destroyed  Mortgage  Note means a
Mortgage Note the original of which was permanently lost or destroyed.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  However,  in the event that the  Mortgage  Loans are held to be property of RFC, or if for any reason this  Agreement is held or deemed to create a security  interest in the Mortgage Loans then it is intended that (a) this Agreement  shall also be deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the Minnesota  Uniform  Commercial  Code and
the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's  right  (including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the
Mortgage  Loans,  including  (i) with  respect to each  Cooperative  Loan,  the  related  Mortgage  Note,  Security
Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate,  Cooperative  Lease,  any insurance policies and all other  documents in the related  Mortgage  File and (ii) with respect to each  Mortgage Loan other than a Cooperative  Loan, the related  Mortgage Note, the Mortgage,  any related  insurance  policies and all other documents in the related  Mortgage File, (B) all amounts payable  pursuant to the Mortgage Loans in accordance with the  terms  thereof  and (C) any and  all  general  intangibles,  payment  intangibles,  accounts,  chattel  paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and  investment  property  and other  property of whatever  kind or  description  now  existing or hereafter acquired  consisting  of,  arising from or relating to any of the  foregoing,  and all proceeds of the  conversion, voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities or other  property,  including, without  limitation,  all amounts from time to time held or invested in the  Certificate  Account or the  Custodial
Account,  whether  in the form of cash,  instruments,  securities  or other  property;  (c) the  possession  by the
Trustee,  the  Custodian  or any other agent of the  Trustee of  Mortgage  Notes or such other items of property as constitute  instruments,  money,  negotiable  documents or chattel paper shall be deemed to be  "possession  by the secured  party",  or  possession  by a purchaser or a person  designated  by him, for  purposes of  perfecting  the security interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction  (including,  without  limitation,  Section  9-305,  8-313  or  8-321  thereof);  and  (d)
notifications  to persons  holding such  property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from, financial  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the purpose of  perfecting  such security  interest  under  applicable  law. RFC shall,  to the extent  consistent  with this  Agreement,  take such reasonable  actions  as may be  necessary  to ensure  that,  if this  Agreement  were  deemed to create a  security interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority under applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the  Company no less than 15 days prior to any filing  date,  and the  Company  shall  file,  or shall  cause to be filed,  at the expense of RFC,  all filings  necessary  to  maintain  the  effectiveness  of any  original  filings necessary  under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect the Company's  security interest in or lien on the Mortgage Loans including without  limitation (x) continuation  statements,  and (y) such other  statements as may be occasioned by (1) any change of name of RFC or the Company,  (2) any change of location of the state of  formation,  place of  business  or the chief  executive  office of RFC or (3) any  transfer of any interest of RFC in any Mortgage Loan.

3.       Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to or at the direction of RFC without  recourse all of its right,  title and interest in and to the Retained  Certificates  as part of the consideration payable to RFC by the Company pursuant to this Agreement.

4.       RFC  represents  and  warrants to the  Company,  with  respect to each  Mortgage  Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

(a)  The  information  set forth in the Mortgage  Loan  Schedule for such  Mortgage Loan is true and correct in all material respects as of the date or dates respecting which such information is furnished;

(b)  Each  Mortgage Loan  constitutes a qualified  mortgage  under Section  860G(a)(3)(A)  of the Code and Treasury
     Regulations Section 1.860G-2(a)(1);

(c)  Immediately  prior to the conveyance of each Mortgage Loan to the Trustee,  RFC had good title to, and was the sole owner of, such Mortgage Loan free and clear of any pledge, lien,  encumbrance or security interest (other than rights to servicing and related  compensation) and such conveyance  validly  transfers  ownership of such
     Mortgage Loan to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(d)  Each  Mortgage  Note  constitutes  a legal,  valid and binding  obligation  of the  Mortgagor  enforceable  in accordance  with its terms  except as  limited by  bankruptcy,  insolvency  or other  similar  laws  affecting generally the enforcement of creditors' rights;

(e)  To the best of RFC's knowledge as of the Cut-off Date, and except as noted in (h) below,  there is no default, breach,  violation or event of  acceleration  existing under the terms of any Mortgage Note or Mortgage and no event which,  with notice and  expiration  of any grace or cure period,  would  constitute a default,  breach, violation or event of  acceleration  under the terms of any Mortgage  Note or Mortgage,  and no such  default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

(f)  Approximately  8.5% of the Mortgage Loans with a  Loan-to-Value  Ratio at origination in excess of 80% will be insured by a Primary  Insurance  Policy,  and  approximately  91.5% of the Mortgage Loans with a Loan-to-Value
     Ratio at origination in excess of 80% will not be insured by a Primary  Insurance  Policy.  The amount of this insurance covers the amount of such Mortgage Loan in excess of 75% or, with respect to  approximately  0.3% of the mortgage loans, some other percentage,  of the value of the related Mortgaged Property used in determining the Loan-to-Value Ratio.

(g)  As of the Cut-Off Date,  none of the Mortgage  Loans are 30 to 59 days  Delinquent in payment of principal and interest and  approximately  0.1% of the Mortgage  Loans have been 30 to 59 days  delinquent in the payment of principal and interest  within the last twelve months.  As of the Cut-Off Date, none of the Mortgage Loans are currently 60 or more days  delinquent in the payment of principal and interest and none of the Mortgage  Loans have been 60 or more days delinquent in the payment of principal and interest within the last twelve months;

(h)      None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(i)  To the best of RFC's  knowledge,  there is no delinquent tax or assessment lien against any related  Mortgaged
     Property;

(j)  No  Mortgagor  has any valid  right of offset,  defense or  counterclaim  as to the related  Mortgage  Note or
     Mortgage, except as may be provided under the Servicemembers Civil Relief Act of 1940, as amended;

(k)  No Mortgage  Loan  provides for payments  that are subject to  reduction  by  withholding  taxes levied by any foreign (non-United States) sovereign government;

(l)  The proceeds of each Mortgage Loan have been fully disbursed and (2) to the best of RFC's knowledge,  there is no requirement for future advances  thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending  completion of such  improvements)  have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

(m)  To the best of RFC's  knowledge,  with respect to each Mortgage Loan,  there are no mechanics' liens or claims for work,  labor or material  affecting any Mortgaged  Property  which are or may be a lien prior to, or equal with, the lien of the related Mortgage,  except such liens that are insured or indemnified  against by a title insurance policy;

(n)  With  respect to each  Mortgage  Loan,  a policy of title  insurance  was  effective as of the closing of such
     Mortgage  Loan,  is valid and  binding,  and  remains in full force and effect,  unless the related  Mortgaged
     Property is located in the State of Iowa and an attorney's certificate with respect to such Mortgaged Property has been provided;

(o)  Each Mortgaged Property is free of damage and in good repair and no notice of condemnation has been given with respect thereto.  RFC knows of nothing  involving any Mortgaged  Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

(p)  Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property,  including (i) in the case of a Mortgage  that is a deed of trust,  by trustee's  sale or (ii) by judicial  foreclosure  or, if  applicable, non-judicial  foreclosure,  and to the  best of RFC's  knowledge,  there is no  homestead  or other  exemption available  to the  Mortgagor  that would  interfere  with such right to sell at a  trustee's  sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

(q)  To the best of RFC's  knowledge,  with  respect  to each  Mortgage  that is a deed of trust,  a  trustee  duly qualified  under  applicable law to serve as such is properly  named,  designated  and serving,  and except in connection  with a trustee's sale after default by a Mortgagor,  no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

(r)  If the improvements  securing a Mortgage Loan are located in a federal  designated  special flood hazard area, flood  insurance in the amount  required  under the Program Guide covers such  Mortgaged  Property  (either by coverage under the federal flood insurance program or by coverage from private insurers);

(s)  To the extent an appraisal was made on a Mortgage  Loan,  the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

(t)  Each Mortgage Loan is covered by a standard hazard insurance policy;

(u)      [RESERVED];

(v)  To the best of RFC's knowledge,  any escrow arrangements  established with respect to any Mortgage Loan are in compliance  with all  applicable  local,  state and federal laws and are in  compliance  with the terms of the related Mortgage Note;

(w)  None of the Mortgage Loans are mortgage loans that under  applicable  state or local law in effect at the time of  origination  of such  loan are  referred  to as a  "high-cost"  or  "covered"  loan or any  other  similar designation if the law imposes  greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees;

(x)  None of the  Mortgage  Loans are  subject to the Home  Ownership  and Equity Act of 1994,  referred  to as the
     Homeownership Act.

(y)  None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies;

(z)  No Mortgage Loan has a prepayment penalty term that extends beyond five years after the date of origination;

(aa) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal  laws,  including,  but not limited to, all  applicable  anti-predatory  lending  laws;  including the
     Homeownership Act.

(bb) No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R)Version 6.0 Revised (attached hereto as Exhibit
     1)); provided that no representation and warranty is made in this clause (y) with respect to any Mortgage Loan secured by  property  located in the  located in the State of West  Virginia,  and  provided  further  that no
     Qualified  Substitute  Mortgage  Loan shall be a High Cost Loan or Covered  Loan (as such terms are defined in
     Appendix  E of the  Standard  &  Poor's  Glossary  for  File  Format  For  LEVELS(R)in  effect  on the date of substitution),  unless the Company shall have received from S&P written confirmation that the inclusion of any such Mortgage Loan will not adversely  affect the then current ratings  assigned to any of the Certificates by
     S&P; and

(cc) To the best of RFC's  knowledge,  the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

(dd) No Mortgage Loan  originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair
     Lending Act.

(ee) With respect to each  Mortgage  Loan  secured by a leasehold  interest,  (i) the use of leasehold  estates for residential  properties is an accepted practice in the area where the related  mortgaged  property is located;
     (ii) residential property in such area consisting of leasehold estates is readily marketable;  (iii) the lease is recorded and no party is in any way in breach of any provision of such lease; (iv) the leasehold is in full force and  effect  and is not  subject  to any prior  lien or  encumbrance  by which  the  leasehold  could be terminated or subject to any charge or penalty;  and (v) the  remaining  term for the lease does not terminate less than ten years after the maturity date of such mortgage loan.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach of the  foregoing representations  and warranties in respect of any Mortgage Loan,  without giving effect to any requirement that RFC have prior  knowledge of such breach in respect of any Mortgage Loan, or upon the occurrence of a Repurchase  Event as  described  in Section 5 below,  which  materially  and  adversely  affects the  interests of any holders of the
Certificates  or the  Company in such  Mortgage  Loan  (notice of which shall be given to the Company by RFC, if it discovers the same),  RFC shall,  within 90 days after the earlier of its  discovery or receipt of notice  thereof, either cure such breach or Repurchase  Event in all material  respects or, except as otherwise  provided in Section
2.04 of the Pooling  and  Servicing  Agreement,  either (i)  purchase  such  Mortgage  Loan from the Trustee or the
Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage  Loan or (ii)  substitute a
Qualified  Substitute  Mortgage Loan or Loans for such  Mortgage Loan in the manner and subject to the  limitations set forth in Section 2.04 of the Pooling and  Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or  substitute a Mortgage  Loan pursuant to this Section 4 was a breach of the  representation  and  warranty  set forth in clause (cc) of this Section 4, then RFC shall pay to the
Trust Fund,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense that was  actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently with such payment.  Notwithstanding the foregoing,  RFC shall not be required to cure breaches or Repurchase Events or to  purchase  or to  substitute  for  Mortgage  Loans as  provided  above if the  substance  of such  breach  or
Repurchase Event also constitutes fraud in the origination of the Mortgage Loan.

5.       With respect to each Mortgage  Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if one or both of the following occur:  (a) it is discovered  that, as of the date hereof,  the related Mortgage was not a valid  first  lien on the  related  Mortgaged  Property  subject  only to (i) the lien of real  property  taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of recording  of such  Mortgage  and such other  permissible  title exceptions  as are listed in the  Program  Guide and (iii)  other  matters to which like  properties  are  commonly subject which do not  materially  adversely  affect the value,  use,  enjoyment or  marketability  of the Mortgaged
Property or (b) it is discovered  that, as of the time of its origination  and as of the date hereof,  the Mortgage
Loan did not comply in all material respects with all applicable local,  state and federal laws. In addition,  with respect to any  Mortgage  Loan listed on the  attached  Schedule A with  respect to which any document or documents constituting  a part of the Mortgage File are missing or defective in any material  respect,  if such Mortgage Loan subsequently  is in default and the  enforcement  thereof or of the related  Mortgage note is materially  adversely affected by the absence or defectiveness  of any such document or documents,  a Repurchase Event shall be deemed to have  occurred and RFC will be obligated to  repurchase  or  substitute  for such  Mortgage  Loan in the manner set forth in Section 4 above.

6.       Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company,  and the Company hereby assumes,  all of RFC's rights and obligations  under the Seller Contracts with respect to the Mortgage Loans to  be  serviced  under  the  Pooling  and  Servicing  Agreement,  other  than  RFC's  obligations  in  respect  of representations  and  warranties  made  by it  under  any  Seller  Contract;  provided  that,  notwithstanding  the assignment  and  assumption  hereunder,  RFC shall  have the  concurrent  right to  exercise  remedies  and  pursue indemnification  upon  a  breach  by a  Seller  under  any  Seller  Contract  of any  of  its  representations  and warranties.  This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

7.       This  Agreement  will be governed by and construed in  accordance  with the laws of the State of New York, without regard to the conflict of law  principles  thereof,  other than Sections  5-1401 and 5-1402 of the New York
General Obligations Law.

                                             [SIGNATURE PAGE FOLLOWS]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment  and  Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:      /s/ Jeffrey Blaschko
                                                     Name:    Jeffrey Blaschko
                                                     Title:   Associate

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By:      /s/ Tim Jacobson
                                                     Name:    Tim Jacobson
                                                     Title:   Vice President

                                                    SCHEDULE A

                             Schedule of Mortgage Loans with Defective Mortgage Files

                                                  (See attached)

                                                     EXHIBIT 1

                                                                                              REVISED July 11, 2005

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction                       Name of Anti-Predatory                 Category under Applicable
                                              Lending Law/Effective Date               Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Codess.ss.       Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat. Ann.ss.ss. Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
District of Columbia               Home Loan Protection Act, D.C. Codess.ss.          Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.ss.ss.        High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,ss.ss.   High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.ss.ss.       Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann.ss.ss.    Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction                       Name of Anti-Predatory                 Category under Applicable
                                              Lending Law/Effective Date               Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction                       Name of Anti-Predatory                 Category under Applicable
                                              Lending Law/Effective Date               Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann.ss.ss.      Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after
                                   November 27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------